VOTING AGREEMENT

     This VOTING AGREEMENT, dated as of June 1, 2006, (this "Agreement"), by and
                                        ------
between UC Hub Group, Inc., a Nevada corporation ("UC Hub"), the Wilcox Limited Family Partnership ("WLFP"), and Larry Wilcox ("Wilcox") individually and as trustee, custodian, or agent for WLFP and his children. WLFP and Wilcox are collectively referred to as the "Principal Shareholder".

     WHEREAS, UC Hub has entered into a transaction (the "Transaction"), upon the terms and subject to the conditions set forth in the Acquisition Agreement dated April 10, 2006 by and among UC Hub and PSPP Holdings, Inc., a Nevada corporation ("PSPP");

     WHEREAS, as a condition to its willingness to advance funds and/or close under the Acquisition Agreement, PSPP has requested that Principal Shareholder execute and deliver this Agreement;

     WHEREAS, the Principal Shareholder is the owner of sufficient shares of the outstanding capital stock of UC Hub (the "Securities") to exercise voting control over UC Hub; and,

     WHEREAS, as a material inducement for PSPP to enter into the Transaction, Principal Shareholder agrees to: (i) in accordance with the terms hereof, not transfer or otherwise dispose of any of such Securities or New Shares (as defined below), or any and all other shares or securities of UC Hub issued, issuable, exchanged or exchangeable in respect of any Securities or New Shares, and (ii) vote such Securities as set forth herein.

     NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties agree as follows:

1.   AGREEMENT TO RETAIN SHARES.

Principal Shareholder agrees: (i) in accordance with the terms hereof, not to transfer or otherwise dispose of any Securities or New Shares (as defined below), or any other securities of UC Hub issued, issuable, exchanged or exchangeable in respect of any Securities or New Shares, and (ii) vote such Securities as set forth below.

     1.1     Transfer  and  Encumbrance.  The Principal Shareholder agrees to be
             --------------------------
subject to suck Principal Shareholder's Proxy (as defined in Section 3) and agrees that it will not take or permit any action to, directly or indirectly,
(i) transfer, sell, assign, give, exchange or pledge, or otherwise dispose of or encumber the Securities prior to the Expiration Date (as defined below), or to make any offer or agreement relating thereto, at any time prior to the Expiration Date; (ii) deposit any of the Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Securities or grant any proxy (except for Proxy (as defined in Section 3 below)) or power of attorney with respect thereto, in each case, in a manner that conflicts or may conflict with the Principal Shareholder's obligations hereunder, or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, exchange or other disposition of or transfer of any interest in or the voting of any of the Securities, in each case, in a manner that conflicts or may conflict with the Principal Shareholder's obligations hereunder. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as such term is defined in the Acquisition Agreement), and (ii) the date on which the Acquisition Agreement is terminated in accordance with its terms (including any extensions to the Acquisition Agreement, as provided for therein).

     1.2     New  Shares.  The  Principal  Shareholder agrees that any shares or
             ------------
securities of the capital stock of UC Hub mat Principal Shareholder purchases or with respect to which Principal Shareholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date (the "New Shares"), and any and all other snares or securities of UC Hub issued, issuable, exchanged or exchangeable prior to the Expiration Date in respect of any New Shares, shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Securities.

2.   AGREEMENT TO VOTE.

     Prior to me Expiration Date, at every meeting of the Principal Shareholders of UC Hub called with respect to any of the following, and at every postponement or adjournment thereof, and on every action or approval by written consent of the Principal Shareholder of UC Hub with respect to any of the following, the Principal Shareholder agrees to vote such Securities, and, to the extent applicable, cause holders of record of such Securities to vote: (i) in favor of approval of the Acquisition Agreement, the transactions contemplated thereby and any matter that could reasonably be expected to facilitate the Transaction; (ii) in favor of any alternative structure as may be agreed upon by UC Hub and PSPP to effect the Transaction; provided that such alternative structure is on terms in the aggregate no less favorable to the Principal Shareholder than the terms of the Transaction set forth in the Acquisition Agreement; and (iii) against the consummation of any alternative to the Transaction. Prior to the Expiration
Date, the Principal Shareholder will not enter into any agreement or understanding with any person or entity to vote or give instructions in any manner inconsistent with this Section 2.

3.   PROXY.

     Concurrent with the execution of this Agreement, the Principal Shareholder agrees to deliver to UC Hub a proxy in the form attached hereto as Exhibit A (the "Proxy") covering the total number of securities beneficially owned or as to which beneficial ownership is acquired (as such term is defined in Rule 13d-3 under the Exchange Act) by such Principal Shareholders. The Proxy shall not be terminated prior to the Expiration Date by any act of the Principal Shareholder or by operation of law, whether by the death or incapacity of the Principal Shareholder or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the Principal Shareholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). If between the execution hereof and the Expiration Date, the Principal Shareholder should die or become incapacitated, or if any trust or estate holding the Securities should be terminated, or if any corporation or partnership holding the Securities should be dissolved or liquidated, or if any other such similar event or events shall occur before the Expiration Date, certificates representing the Securities shall be delivered by or on behalf of the Principal Shareholder in accordance with the terms and conditions of this Agreement, and actions taken by UC Hub hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not UC Hub has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

4.   NO OPPOSITION.

     Prior to the Expiration Date the Principal Shareholder agrees not to take, or cause to be taken, any action inconsistent with the consummation of the Transaction and the transactions contemplated by the Acquisition Agreement. Prior to the Expiration Date, the Principal Shareholder agrees to take, or cause to be taken, all actions necessary to facilitate, encourage or otherwise support the Transaction and the transactions contemplated by the Acquisition Agreement.

5.   ACKNOWLEDGEMENT.

     The parties acknowledge and agree that neither UC Hub, nor the successors, assigns, subsidiaries, divisions, employees, officers, directors, stockholders, agents and affiliates of UC Hub shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorneys fees) and compensation of any kind or nature whatsoever to the Principal Shareholder in connection with or as a result of any voting (or refrain from voting) by UC Hub of the Securities subject to the Proxy hereby granted to UC Hub at any annual, special or other meeting or action of the stockholders of UC Hub, or the execution of any consent of the stockholders of UC Hub. The parties acknowledge that, pursuant to the authority hereby granted under the Proxy, UC Hub may, in accordance with the terms of the Proxy, vote the Securities in furtherance of its own interests, and UC Hub is not acting as a fiduciary for the Principal Shareholder; provided however that UC Hub shall vote the Securities in accordance with Section 2.

6.   AUTHORIZATION.

     The Principal Shareholder has all requisite power and authority to execute and deliver this Agreement and the Proxy and to consummate the transactions contemplated hereby and thereby and has sole voting power and sole power of disposition, with respect to all of the Securities with no restrictions on its voting rights or rights of disposition pertaining thereto. The Principal Shareholder has duly executed and delivered this Agreement, and this Agreement is a legal, valid and binding agreement of the Principal Shareholder, enforceable against the Principal Shareholder in accordance with its terms.

7.   FURTHER ASSURANCES.

     The Principal Shareholder hereby covenants and agrees to execute and deliver, or cause to be executed or delivered, such additional proxies, consents, waivers and other instruments, and undertake any and all further action, necessary or desirable, in the reasonable opinion of UC Hub or PSPP, to carry out the purpose and intent of this Agreement and to consummate the Transaction under the terms of the Acquisition Agreement or any other agreement to which such Principal Shareholder is a party.

8.   TERMINATION.

     This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the next meeting of the shareholders of UC Hub, or date of the next action taken by majority written consent of the shareholders of UC Hub, whichever first occurs; provided that nothing herein shall relieve any party from liability hereof for breaches of this Agreement and/or the Proxy prior to such date.

9.   MISCELLANEOUS.

     9.1     Waiver.  No  waiver  by  any  party  hereto of any condition or any
             ------
breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

     9.2     Severability.  In  me  event  that any term, provision, covenant or
             ------------
restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

     9.3     Binding  Effect  and  Assignment.  This  Agreement  and  all of the
             --------------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other.

     9.4     Amendment  and  Modification.  This  Agreement may not be modified,
             ----------------------------
amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

     9.5     Governing  Law.  This Agreement shall be governed by and construed,
             --------------
interpreted and enforced in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

     9.6     Entire   Agreement.   This  Agreement and the Proxy   contain   the
             ------------------
entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matters.

     9.7     Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts and delivered by facsimile, each of which when so executed and delivered shall be deemed an original.

     9.8     No  Limitation  on  Actions  of Wilcox as Director. Notwithstanding
             --------------------------------------------------
anything to the contrary in this Agreement, nothing in this Agreement, including, without limitation, Sections 4 and 7, is intended or shall be construed to require Wilcox, as a officer or director of UC Hub, to act or to fail to act in accordance his fiduciary duties in such capacity.

     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.

UC HUB GROUP, INC.                      WILCOX LIMITED FAMILY
                                        PARTNERSHIP


/s/ Larry Wilcox                        /s/ Larry Wilcox
--------------------------------------  ----------------------------------------
By: Larry Wilcox            6/1/06      By: Larry Wilcox              6/1/06
Its: President                          Its:
Dated: May 31, 2006                     Dated: May 31, 2006

LARRY WILCOX, individually and as trustee, custodian, or agent for WLFP and his children


/s/ Larry Wilcox
--------------------------------------
By:                         6/1/06
Dated: May 31, 2006

SECURITIES SUBJECT TO THE VOTING AGREEMENT

Wilcox Limited Family Partnership

     Includes 18,971 shares of UC Hub Group, Inc. common stock and 1,595,277.67 shares of UC Hub Group, Inc. Series A preferred stock owned by the Wilcox Limited Family Partnership, 21,666.67 shares of Series A preferred stock owned by two minor children of Mr. Wilcox, 187,500 shares of common stock exercisable upon exercise of options that are vested or will vest within 60 days, and 586,876 shares of our common stock owned by Mr. Wilcox's children.

EXHIBIT A


                               UC HUB GROUP, INC.
                     10390 COMMERCE CENTER DRIVE, SUITE 250
                            RANCHO CUCAMONGA CA 91730

     The undersigned hereby appoints _____________________, proxy to represent the undersigned, with full power of substitution, to vote all shares of common and preferred stock UC HUB GROUP, INC. held of record by the undersigned, at any regular or special meeting of stockholders or any adjournment thereof, with all the powers the undersigned would possess if personally present, upon the matters contained in any notice of stockholder's meeting and with discretionary authority with respect to such other matters as may properly come before the meeting or any adjournment thereof. Similarly, the proxy designated above shall have the full power and authority to act by written consent without a meeting. The undersigned hereby revokes any proxies heretofore given in connection with any future meetings.

Dated: May 31, 2006

                                        WILCOX LIMITED FAMILY PARTNERSHIP


                                        By:  /s/ Larry Wilcox
                                           ---------------------------
                                        Name: Larry Wilcox
                                        Title: Pres/CEO UC HUB
                                              ------------------------
                                               Gen Partner - WLFP